UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2022

SAKER AVIATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52593	87-0617649
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Street, Pier 6 East River, New York, NY 10004
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (212) 776-4046
_____________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2022, the board of directors of Saker Aviation Services, Inc. (the “Company”) appointed Samuel Goldstein, age 44 to serve as president, chief executive officer, principal executive officer, principal financial officer, and principal accounting officer, effective immediately. Mr. Goldstein has served as a director of the Company since September 21, 2018 and has been serving as our acting principal executive officer since March 26, 2021. Also on July 5 2022, the Company, as the sole stockholder of its fully owned subsidiary FBO Air-Garden City, Inc., (the “Subsidiary”) appointed Mr. Goldstein to serve as the director of the Subsidiary, effective immediately. The board of directors of the Subsidiary, upon the Company’s recommendation, appointed Mr. Goldstein as president, chief executive officer, and secretary of the Subsidiary, effective July 5, 2022. In early 2019, Mr. Goldstein joined Marino, a leading strategic communications firm with offices in New York and Los Angeles, where he is a Senior Director with Marino’s Land Use Public Policy unit. Mr. Goldstein served as Deputy Director of the Helicopter Tourism and Jobs Council (“HTJC”) from 2014 to 2019. Mr. Goldstein was also a principal at Kivvit Public Affairs from 2017 to 2018 and served previously as the director of government relations for Air Pegasus, from 2013 to 2016, and for Selfhelp Community Services, one of New York’s largest senior housing and social service organizations, from 2008 to 2013.

The Company believes Mr. Goldstein’s exposure and outreach skills acquired during his time as Deputy Director of the Helicopter Tourism and Jobs Council, along with his knowledge of the local helicopter marketplace, enable Mr. Goldstein to advise the Subsidiary and Company on potential courses of action.

Mr. Goldstein was not appointed to these positions pursuant to any arrangement or understanding with any person and has no family relationships between any directors or executive officers of the Company. Neither Mr. Goldstein nor any of his immediate family has been a party to any transaction with the Company, nor is any such transaction currently proposed, that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2022		SAKER AVIATION SERVICES, INC.

	By:	/s/ Samuel Goldstein
Samuel Goldstein
President and Chief Executive Officer